UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2021
AMERICAN AIRLINES GROUP INC.
AMERICAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Skyview Drive,	Fort Worth,	Texas	76155
1 Skyview Drive,	Fort Worth,	Texas	76155
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01.	REGULATION FD DISCLOSURE.
In connection with commencing discussions with potential investors in the proposed AAdvantage Financing (as defined below), American Airlines Group Inc. (the “Company”) is making available certain information about AAdvantage Loyalty IP Ltd., a newly formed Cayman Islands exempted company incorporated with limited liability and an indirect wholly owned subsidiary of American Airlines, Inc. (“American”), excerpts of which are attached to this report as Exhibit 99.1.
The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	OTHER EVENTS.
On March 8, 2021, the Company issued a press release announcing that American and AAdvantage Loyalty IP Ltd. intend to commence a private offering of $2,500,000,000 senior secured notes due 2026 and $2,500,000,000 senior secured notes due 2029 (collectively, the “Notes”) and to enter into a $2,500,000,000 senior secured term loan credit facility (the “New AAdvantage Term Loan Facility” and together with the offering of the Notes, the “AAdvantage Financing”) concurrent with the closing of the offering of the Notes. The Notes and New AAdvantage Term Loan Facility will be secured on a pari passu senior basis by a first-priority security interest in American’s AAdvantage program, including American’s rights under certain related agreements, intellectual property and other collateral related to the AAdvantage program. There can be no assurance that this financing will be completed on the terms and conditions described in the press release or at all.
As required by Rule 135c under the Securities Act of 1933, as amended, a copy of the Company’s press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Excerpts from AAdvantage Presentation.

99.2	Press Release, dated March 8, 2021.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained or referred to herein, including those regarding the proposed offering of the Notes and New AAdvantage Term Loan Facility, should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in American Airlines Group Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: March 8, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES, INC.

Date: March 8, 2021	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer